File Number: 33-84546
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933




                                                                January 12, 2007

      Supplement to the May 1, 2006 Class I and II Shares Prospectuses for
                       Pioneer Growth Shares VCT Portfolio


Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the portfolio is the responsibility of co-managers Andrew Acheson and Timothy Mulrenan. Mr. Acheson and Mr. Mulrenan are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Acheson, a vice president, joined Pioneer as a portfolio manager in May 2001 and has been an investment professional since 1994. Mr. Mulrenan, a vice president, joined Pioneer in 1997 as an analyst and has managed portfolios since 1998.




                                                                   20357-00-0107
                                        (C) 2007 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC